Exhibit 99.1
1 U P X Proposals — The Board of Directors recommend a vote FOR Proposals 1 – 4.A 04BA0E 1. MERGER PROPOSAL: After having acknowledged (I) the report of the Board of Directors on the conflicts of interest declared in accordance with Article 441-7 of the Luxembourg Companies Law, and (II) the availability at the registered office of each of Criteo S.A. (“Lux Criteo”) and Criteo Holdings, Inc. (“U.S. Criteo”), beginning at least one month prior to the date of the General Meeting through the date of the General Meeting, of (a) executed copies of reports of (i) the boards of directors of each of Lux Criteo and U.S. Criteo and (ii) Makery S.à r.l., (b) executed copies of the Agreement and Plan of Merger (the “Merger Agreement”) and Common Draft Terms of Cross-Border Merger (the “Draft Terms”), pursuant to which, on the terms and subject to the conditions set forth therein, Lux Criteo will merge with and into U.S. Criteo (the “Merger”), with U.S. Criteo surviving the Merger, and (c) the accounts of each of Lux Criteo and U.S. Criteo required by Luxembourg law ((a) through (c) constituting such documents as required to be provided by Article 1021-7 of the Luxembourg Companies Law), and after having been informed at the General Meeting of any significant changes to the assets and liabilities of Lux Criteo from the date of the Draft Terms to the date of the General Meeting in accordance with Article 1021-5 of the Luxembourg Companies Law, to consider and vote upon the Merger and the approval and adoption of the Merger Agreement and Draft Terms. 2. DISCHARGE PROPOSAL: To consider and vote upon a proposal to grant a discharge (quitus) to the directors of Lux Criteo in connection with the performance of their mandates for the period from January 1, 2026 to the date of the General Meeting. For Against Abstain Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.Date (mm/dd/yyyy) — Please print date below. Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.B 3. OMNIBUS PLAN PROPOSAL: To consider and vote upon a proposal to approve the Criteo Holdings, Inc. 2027 Omnibus Incentive Plan, including the authorization of the initial share reserve thereunder. 4. DELEGATION PROPOSAL: To grant power and authority to the Board of Directors or any person authorized by the Board of Directors, each acting individually and severally and with full power of substitution, (i) to appear before a notary in the Grand Duchy of Luxembourg enacting the acknowledgement (constat) deed to confirm, in the name and on behalf of Lux Criteo and the Board of Directors, that the conditions to the Merger, as specified in the Merger Agreement and the Draft Terms, have been satisfied or waived and that the Merger is to become effective at the specified time therefor and (ii) to carry out, in the name and on behalf of Lux Criteo and the Board of Directors, any actions, filings, notifications and publications as may be deemed necessary or advisable by such person in connection with the matters set out under the proposals, including the Merger. 2026 General Meeting Proxy Card Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q MMMMMMMMMMMM M M M M M M M M M 1234 5678 9012 345 6 9 5 2 5 5 If no electronic voting, delete QR code and control # 0 0 0 0 0 1 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ MMMMMMMMMMMMMMM C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 2024 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T MMMMMMM You may vote online or by phone instead of mailing this card. Online Go to www.investorvote.com/CRTO or scan the QR code — login details are located in the shaded bar below. Your vote matters – here’s how to vote! Votes submitted electronically must be received by 4:00 p.m., Luxembourg time, on December 14, 2026 Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/CRTO Phone Call 1-781-575-2300 (or within the USA or Canada toll free at 1-800-625-VOTE (8683))

The undersigned, being an authorized person or persons with full capacity to submit this proxy card, hereby authorizes (check one): ‡ c Option 1: Proxy voting representative appointed by the Company The chairperson of the General Meeting, or a person delegated thereby (the “Company Proxy”) • c Option 2: Proxy voting representative appointed by the shareholder [For a natural person:] ____________________________, born on __________________, in __________________, residing at ___________________________________ [For a legal entity:] ____________________________, having its registered office at ___________________________________, registration authority and number ____________________________, represented by ____________________________ (in either case, the “Shareholder Proxy”) to represent the undersigned with all the power which the undersigned would possess if personally present at the General Meeting, or at any postponement or adjournment thereof, and to vote all shares as held of record by the undersigned as of the close of business on October 22, 2026 in the name and on behalf of the undersigned, as indicated on the reverse side of this proxy card. If no directions of vote are indicated on the reverse side of this proxy card, the Company Proxy will vote all shares represented by this proxy card FOR items 1-4, or the Shareholder Proxy will have authority to vote as the Shareholder Proxy deems fit, as applicable. If amendments to resolutions or new resolutions are presented at the General Meeting, the undersigned irrevocably gives power to the Company Proxy or the Shareholder Proxy, as applicable, to represent the undersigned and to vote all shares represented by this proxy card in the name of the undersigned and as the Company Proxy or the Shareholder Proxy deems fit with respect to the amended or new resolution, unless the undersigned marks the box “I abstain”: c I abstain. If you (i) do not mark one of the Options above, (ii) mark more than one of the Options above or (iii) mark Option 2 but do not duly populate the relevant details of your proxy as requested hereunder, your selection by default will be made as Option 1. Any unclearly expressed or contradictory choice in one or more of the various voting instruction options provided on the reverse side of this proxy card will be considered as an instruction to ABSTAIN from voting in respect of the proposed resolution. The undersigned authorises the proxy as marked under Option 1 or Option 2 above, to sign all deeds and documents or do all acts necessary or useful in respect of the performance of the proxy given hereunder. This proxy is governed by, and shall be construed in accordance with, the laws of the Grand Duchy of Luxembourg. The district courts of Luxembourg City shall have exclusive jurisdiction to hear any dispute or controversy arising out of or in connection with this proxy. Proxy — Criteo S.A. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders. The material is available at: www.investorvote.com/CRTO General Meeting of the Shareholders of Criteo S.A. December 15, 2026, 4:00 p.m., Luxembourg time At the offices of Loyens & Loeff Luxembourg SARL 8-20, rue Edward Steichen, L-2540, Luxembourg, Grand Duchy of Luxembourg In order for you or your duly appointed proxy to attend the General Meeting in person, you must provide written notice to Criteo at least five days prior to the date of the General Meeting. Such notice should be directed to the attention of the Chairperson of the Board of Directors either by mail to Criteo’s registered office at Criteo S.A., 5 Place de la Gare, L-1616 Luxembourg, Grand Duchy of Luxembourg, with acknowledgment of receipt, or by email to Criteo’s Investor Relations department at InvestorRelations@criteo.com, in each case, accompanied with proof of shareholding as of October 22, 2026 and, if applicable, a duly executed power of attorney granting your voting proxy to the desired attendee. If you have any questions about voting your shares or attending the General Meeting, please contact Criteo’s Investor Relations department by phone at +1 (929) 287-7835 or by email at InvestorRelations@criteo.com, or Criteo’s proxy solicitor, Innisfree, in the United States at (877) 717-3923 and outside the United States at +1 (412) 232-3651. Notice of 2026 General Meeting of Shareholders Proxy Solicited by Board of Directors for the General Meeting to be held on December 15, 2026